Exhibit 10.7

Addendum to Consulting Agreement with Fred G. Luke

                              Hart Industries, Inc.
                        4695 MacArthur Court, Suite 1450
                         Newport Beach, California 92660
                            Telephone (949) 833-2094

                                 October 1, 2000


Mr. Fred G. Luke
President
Hart Industries, Inc.
4695 MacArthur Court, Suite 1450
Newport Beach, California 92660

Dear Mr. Luke:

The purpose of this letter is to document the changes to your consulting agreement with Hart Industries, Inc. (the "Company"). In consideration for 30,000 shares of the Company's common stock and an option to acquire 300,000 shares of the Company's common stock at $1.00 per share on or before December 31, 2002, you have agreed to continue your responsibilities as the Company's President.

                                Very truly yours,



                                /s/ Jon L. Lawver
                                    Jon L. Lawver
                                    Chief Financial Officer


Approved and Agreed



/s/ Fred G. Luke
    Fred G. Luke